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                                                                    EXHIBIT 99.7
                                                                  EXECUTION COPY

            AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

                          DATED AS OF OCTOBER 26, 2001


                                     BETWEEN

                                     EACH OF

                        FOCAL COMMUNICATIONS CORPORATION
                       AND THE OTHER GRANTORS PARTY HERETO

                                       AND

                               CITICORP USA, INC.

                             AS THE COLLATERAL AGENT

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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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SECTION 1.  DEFINITIONS; GRANT OF SECURITY. ......................................................................1
                1.1.  General Definitions.........................................................................1
                1.2.  Definitions; Interpretation.................................................................8
                1.3.  Grant of Security...........................................................................9
                1.4.  Certain Limited Exclusions.................................................................10

SECTION 2.  SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.....................................................11
                2.1.  Security for Obligations...................................................................11
                2.2.  Grantors Remain Liable.....................................................................11

SECTION 3.  REPRESENTATIONS AND WARRANTIES AND COVENANTS.........................................................12
                3.1.  Generally..................................................................................12
                3.2.  Equipment and Inventory....................................................................15
                3.3.  Receivables................................................................................17
                3.4.  Investment Related Property................................................................19
                3.5.  Material Contracts.........................................................................25
                3.6.  Letter of Credit Rights....................................................................27
                3.7.  Intellectual Property......................................................................27
                3.8.  Commercial Tort Claims.....................................................................31

SECTION 4.  ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
         ADDITIONAL GRANTORS.....................................................................................31
                4.1.  Access; Right of Inspection................................................................31
                4.2.  Further Assurances.........................................................................32
                4.3.  Additional Grantors........................................................................33

SECTION 5.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT..........................................................33
                5.1.  Power of Attorney..........................................................................33
                5.2.  No Duty on the Part of Collateral Agent or Secured Parties.................................34

SECTION 6.  REMEDIES.............................................................................................35
                6.1.  Generally..................................................................................35
                6.2.  Investment Related Property................................................................37
                6.3.  Intellectual Property......................................................................37
                6.4.  Cash Proceeds..............................................................................39
                6.5.  Application of Proceeds....................................................................40

SECTION 7.  COLLATERAL AGENT.....................................................................................40


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SECTION 8.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS......................................................41

SECTION 9.  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.......................................................42

SECTION 10.  MISCELLANEOUS.......................................................................................42


SCHEDULE 3.1 - (A)  FULL LEGAL NAME/ CHIEF EXECUTIVE OFFICE

               (B)  JURISDICTION OF ORGANIZATION

               (C)  OTHER NAMES

               (D)  FINANCING STATEMENTS

SCHEDULE 3.2 - LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 3.4 - INVESTMENT RELATED PROPERTY

SCHEDULE 3.6 - DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 3.7 - INTELLECTUAL PROPERTY

SCHEDULE 3.8 - COMMERCIAL TORT CLAIMS

EXHIBIT A - PLEDGE SUPPLEMENT

EXHIBIT B - UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C - DEPOSIT ACCOUNTS AND/OR SECURITIES ACCOUNTS CONTROL
            AGREEMENT

EXHIBIT D - FORM OF OPINION


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     This MASTER PLEDGE AND SECURITY AGREEMENT, dated as of October 26, 2001 (as amended, restated, modified or supplemented from time to time, this "AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and CITICORP USA, INC. as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "COLLATERAL AGENT").

                                    RECITALS:

     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of August 25, 2000 (the "EXISTING CREDIT AGREEMENT"), by and among FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation ("HOLDINGS"), FOCAL FINANCIAL SERVICES, INC., a Delaware corporation ("COMPANY"), certain Subsidiaries of Holdings, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and Syndication Agent, SALOMON SMITH BARNEY INC., as Joint Lead Arranger, CITIBANK, N.A.. as Administrative Agent and Collateral Agent, and BANK OF AMERICA, N.A., as Documentation Agent;

     WHEREAS, in conjunction with the Existing Credit Agreement the Master Pledge and Security Agreement, dated as of August 25, 2000 was entered into between the Grantors and Citibank, N.A. as collateral agent (the "EXISTING SECURITY AGREEMENT") pursuant to which the Grantors secured the payment or performance in full when due of all obligations described therein;

     WHEREAS, Citibank, N.A. has resigned as administrative agent and collateral agent under the Credit Documents and pursuant to the terms of the Credit Agreement, Citicorp USA, Inc. has been appointed successor Administrative Agent and Collateral Agent (in its capacity as the successor Collateral Agent, the "Collateral Agent");

     WHEREAS, the Loan Parties, Lenders, and Agents are entering into that certain Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT") in order to provide for the Effective Date Transactions and to make certain other amendments to the Existing Credit Agreement;

     WHEREAS, in conjunction with the Credit Agreement the parties to the Existing Security Agreement intend to amend and restate the Existing Security Agreement to secure the payment and performance when due of all Secured Obligations;

     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties; and

     WHEREAS, in consideration of the extensions of credit and other accommodations of Senior Lenders, Holdings Term Loan Lenders and Lender Counterparties as set forth in the Credit Agreement


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and the Hedge Agreements, respectively, each Grantor has agreed, subject to the terms and conditions hereof, each other Credit Document and each of the Hedge Agreements, to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

     1.1. GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

          "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

          "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

          "AGREEMENT" shall have the meaning set forth in the preamble.

          "ADDITIONAL GRANTORS" shall have the meaning assigned in Section 4.3.

          "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, including, without limitation, each Material Contract, or to which such Grantor becomes a party after the date hereof, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time.

          "CASH PROCEEDS" shall have the meaning assigned in Section 6.4.

          "CHATTEL PAPER" shall mean all "chattel paper" as defined in Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

          "COLLATERAL" shall have the meaning assigned in Section 1.3.

          "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

          "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain


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information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

          "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

          "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 3.8 (as such schedule may be amended or supplemented from time to time).

          "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

          "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the United States Internal Revenue Code of 1986, as amended from time to time.

          "COPYRIGHT LICENSES" shall mean any and all agreements to which such Grantor is a party providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(B) (as amended or supplemented from time to time).

          "COPYRIGHTS" shall mean all United States, state and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the applications referred to in Schedule 3.7(A) (as amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

          "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

          "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in
Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).


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          "EQUIPMENT" shall mean: (i) all "equipment" as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

          "EXCLUDED PROPERTY" shall mean all personal property for which a grant of a security interest therein (A) is prohibited by, conflicts with or results in a breach of, (B) constitutes (with due notice or lapse of time or both) a default under, the terms of the Indentures or the NTFC Agreement and (C) any and all accounts established at LaSalle Bank, N.A. (and any Cash deposits deposited therein) bearing the name "Focal Cash Collateralization Account."

          "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements, all Intellectual Property and all Payment Intangibles (in each case, regardless of whether characterized as general intangibles under the UCC).

          "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment and any computer program embedded in the goods and any supporting information provided in connection with such program if (x) the program is associated with the goods in such a manner that is customarily considered part of the goods or (y) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods (in each case, regardless of whether characterized as goods under the UCC).

          "INDENTURES" shall mean: (i) the Indenture, dated as of February 18, 1998, between Holdings and Harris Trust and Savings Bank, as Trustee, pursuant to which Holdings issued $270,000,000 principal aggregate amount of 12.125% Senior Discount Notes due 2008 and (ii) the Indenture, dated as of January 12, 2000, between Holdings and Harris Trust and Savings Bank, as Trustee, pursuant to which Holdings issued $275,000,000 principal aggregate amount of 11.875% Senior Notes due 2010, in each case as heretofore or, to the extent permitted under the Credit Agreement hereafter, amended, modified or supplemented from time to time.

          "INSTRUMENTS" shall mean all "instruments" as defined in Article 9 of the UCC.

          "INSURANCE" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.


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          "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the
Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

          "INVENTORY" shall mean: (i) all "inventory" as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

          "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Securities Accounts, Commodities Accounts, Deposit Accounts and certificates of deposit.

          "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

          "MONEY" shall mean "money" as defined in the UCC.

          "NON-ASSIGNABLE CONTRACT" shall have the meaning assigned in Section 3.5(b)(vii).

          "NTFC AGREEMENT" shall mean each of the Loan and Security Agreement dated as of December 30, 1998 between Holdings, NTFC Capital Corporation and certain subsidiaries of Holdings and all guarantees executed by subsidiaries of Holdings in connection therewith, each as amended, modified or supplemented from time to time in accordance with the terms of Section 6.14 of the Credit Agreement.

          "PATENT LICENSES" shall mean all agreements to which such Grantor is a party providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(D) (as amended or supplemented from time to time).

          "PATENTS" shall mean all United States, state and foreign patents and applications for letters patent of such Grantor throughout the world, including, but not limited to each patent and patent application referred to in Schedule 3.7(C) (as amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without


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limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

          "PAYMENT INTANGIBLE" shall have the meaning specified in Article 9 of the UCC.

          "PERMITTED SALE" shall mean those sales, transfers or assignments permitted by Section 6 of the Credit Agreement.

          "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 3.4 under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

          "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

          "PLEDGED LLC INTERESTS" shall mean all interests of such Grantor in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 3.4 under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

          "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests of such Grantor in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 3.4 under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

          "PLEDGED TRUST INTERESTS" shall mean all interests of such Grantor in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 3.4 under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and


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records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

          "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on
Schedule 3.4 under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

          "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

          "PROCEEDS" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          "PURCHASE EQUIPMENT" shall have the meaning assigned in Section
3.3(b).

          "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

          "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information,


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reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

          "RECORD" shall have the meaning specified in Article 9 of the UCC.

          "REQUISITE OBLIGEES" shall have the meaning assigned in Section 7.

          "SECURED OBLIGATIONS" shall have the meaning assigned in Section 2.1.

          "SECURED PARTIES" means the Agents, the Senior Lenders, the Holdings Term Loan Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Senior Lenders, Holdings Term Loan Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Senior Lenders, Holdings Term Loan Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

          "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

          "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

          "TAX DISTRIBUTION" shall have the meaning assigned in Section 3.4(b)(iii).

          "TRADEMARK LICENSES" shall mean any and all agreements to which such Grantor is a party providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(F) (as amended or supplemented from time to time).

          "TRADEMARKS" shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 3.7(E) (as amended or supplemented from time to time), all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.


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          "TRADE SECRET LICENSES" shall mean any and all agreements to which such Grantor is a party providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(G) (as amended or supplemented from time to time).

          "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of such Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

     1.2. DEFINITIONS; INTERPRETATION. The following capitalized terms are used as defined in the Credit Agreement: Credit Documents, Counterpart Agreement, Event of Default, Indebtedness, Material Contract, Net Asset Sale Proceeds, Obligations, Permitted Lien, Senior Lenders and Holdings Term Loan Lenders. All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC or, if not defined in either of the foregoing, in Article 9 of the UCC. References to "Sections", "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

     1.3. GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or


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hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "Collateral"):

          (a) Accounts;

          (b) Chattel Paper;

          (c) Documents;

          (d) General Intangibles;

          (e) Goods;

          (f) Instruments;

          (g) Insurance;

          (h) Intellectual Property;

          (i) Investment Related Property;

          (j) Letter of Credit Rights;

          (k) Money;

          (l) Receivables and Receivable Records;

          (m) Commercial Tort Claims;

          (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

          (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

     1.4. CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest (a) in any Intellectual Property if the grant of such security interest shall constitute or result in the abandonment, invalidation or rendering unenforceable any right, title or interest of any Grantor therein; (b) in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, including, without limitation, with respect to any Pledged Partnership


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Interests or any Pledged LLC Interests, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement (including, without limitation, any partnership agreements or any limited liability company agreements), or otherwise, result in a breach or termination of the terms of, or constitute a default under or termination of any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that each Grantor agrees to use all reasonable efforts to obtain all requisite consent to enable such Grantor to provide a security interest in such asset and, in any event, immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (c) in any of the outstanding capital stock of a Controlled Foreign Corporation, in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; or (d) any Excluded Property; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and each Grantor shall be deemed to have granted a security interest in, such greater percentage of capital stock of each Controlled Foreign Corporation.

SECTION 2.  SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

     2.1. SECURITY FOR OBLIGATIONS. This Agreement secures and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all Obligations including, without limitation, all obligations owed to Senior Lenders and all Obligations owed to Holdings Term Loan Lenders, with respect to any Grantor to the extent not prohibited by the Indentures (the "Secured Obligations").

     2.2. GRANTORS REMAIN LIABLE. (a) Anything contained herein to the contrary notwithstanding:

               (i) each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

               (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

               (iii) neither the Collateral Agent nor any Lender nor Lender Counterparty shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent, any Lender or any Lender Counterparty be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (b) Neither the Collateral Agent, any Lender, any Lender Counterparty nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral unless the Collateral Agent, any Lender, any Lender Counterparty or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.


SECTION 3.  REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         Each Grantor hereby acknowledges that it has represented and warranted to the Collateral Agent on the Closing Date as to the truthfulness and accuracy of the representations, warranties and certifications made on that date pursuant to the Existing Security Agreement.

     3.1. GENERALLY.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants on the Effective Date and on each Credit Date, that as of such date:

               (i) it owns the Collateral purported to be owned by it and otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral (unless otherwise sold, transferred, destroyed or lost, to the extent not prohibited by the Credit Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as a debtor under a security agreement entered into by another Person other than Permitted Liens;

          (ii) upon (A) the filing of all UCC financing statements and other filings delivered by each Grantor and (B) the taking of all other actions and execution and delivery of all agreements, documents and instruments required by Collateral Agent to be taken or executed and delivered by each Grantor on or prior to such date, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority Liens (subject only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

               (iii) (A) its chief executive office or its sole place of business (or residence if Grantor is a natural person) is, and has been for the four month period preceding the date hereof, located at the place indicated on Schedule 3.1(A) (as amended or supplemented from time to time), the organization is of the type indicated on Schedule 3.1(A) and the jurisdiction of organization of such Grantor is the jurisdiction indicated on Schedule 3.1(B) (as amended or supplemented from time to time) and (B) if the chief executive office or sole place of business of any Grantor is located outside of the United States, then Schedule 3.1(A) (as amended or supplemented from time to time) shall also include the address of the major executive office in the United States, if any, of such Grantor;

               (iv) the full legal name of such Grantor is as set forth on
     Schedule 3.1(A) (as amended or supplemented from time to time) and it has not in the last five (5) years done and does not currently do business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.1(C) (as amended or supplemented from time to time);

               (v) such Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;

               (vi) except for the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 3.1(D) hereof (as amended or supplemented from time to time) and all other filings delivered by each Grantor, all actions and consents, including all filings, notices, registrations and recordings necessary or desirable to create, perfect or ensure the First Priority (subject only to Permitted Liens) of the security interests granted to the Collateral Agent hereunder or for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained except as may be required by laws generally affecting the offering and sale of Securities in the case of disposition of any Investment Related Property;

               (vii) it has delivered to the Collateral Agent evidence and copies of all actions and consents, including all filings, notices, registrations and recordings (including the filings referred to in the immediately preceding clause (vi) above);

               (viii) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;

               (ix) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by the immediately preceding clause (vi) above, (B) as otherwise set forth on Schedule 4.5 to the Credit Agreement and (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

               (x) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

               (xi) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC); and

               (xii) it does not own any "as extracted collateral" (as defined in the UCC) or any timber to be cut.

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

               (i) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any policy of insurance covering the Collateral or any applicable laws, rules, regulations or orders of any Governmental Authority (including all Environmental Laws), except with respect to violations of laws, rules, regulations and/or orders which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

               (ii) it shall not change such Grantor's name, identity, corporate organizational structure, sole place of business, (or principal residence if such Grantor is a natural person) chief executive office or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

               (iii) if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, such Grantor shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a "first-in, first-out" basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;

               (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

               (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may materially and adversely affect the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

               (vi) it shall not take or permit any action which could reasonably be expected to impair the Collateral Agent's rights in the Collateral in any material respect; and

               (vii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as Permitted Sales; provided, that so long as (1) no Event of Default shall have occurred and is then continuing or would occur after giving effect to a Permitted Sale and (2) to the extent required by Section 2.12(a) of the Credit Agreement, the Net Asset Sale Proceeds with respect to such Permitted Sale are used as set forth in such Section 2.12(a) contemporaneously with such Permitted Sale, the Collateral Agent shall release, within a reasonable time period, the Lien hereof encumbering the Collateral that is the subject of such Permitted Sale. The Collateral Agent shall execute each and every appropriate financing statement and/or recording document reasonably requested by any Grantor in connection with the foregoing. Any expense or cost incurred by the Collateral Agent in connection with any such release shall be for the account of the applicable Grantor.

     3.2. EQUIPMENT AND INVENTORY.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on the Effective Date and on each Credit Date, that as of such date:

               (i) all of the Equipment (other than motor vehicles and Equipment out for repair) and Inventory included in the Collateral is kept only at the locations specified in Schedule 3.2 (as amended or supplemented from time to time) or is in transit between such locations;

               (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

               (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee except as previously disclosed in writing to the Collateral Agent.

          (b) COVENANTS AND AGREEMENTS. Each Grantor covenants and agrees that:

               (i) it shall keep correct and accurate records of the Inventory, as are customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

               (ii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than (A) the issuer (or an authorized agent thereof) of such Document to claim the Goods evidenced therefor or
     (B) the Collateral Agent;

               (iii) if any Equipment or Inventory of any Grantor is in possession or control of any third party (other than Equipment out for repair or in transit), such Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and using all reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

               (iv) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $100,000 individually or $1,000,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

               Notwithstanding any of the foregoing, (A) so long as no Event of Default shall have occurred and be continuing, (B) to the extent Liens are incurred on any Equipment by any Grantor to secure the Indebtedness in accordance with Sections 6.1(j) and 6.2(m) of the Credit Agreement (the "Purchase Equipment"), (C) only to the extent the security interest granted to the Collateral Agent hereunder on such Purchase Equipment would result in a breach or termination of, or constitute a default under such Indebtedness, and (D) only to the extent such Purchase Equipment is specifically identified by item and part or other unique identifier by such Grantor in writing delivered to the Collateral Agent, together with any other documents or instruments deemed reasonably necessary by the Collateral Agent, on or before the incurrence of such Indebtedness, the Lien encumbering such Purchase Equipment is automatically released without further action on the part of any party hereto; PROVIDED, that if and to the extent any Purchase Equipment is not identified with the specificity to the satisfaction of the Collateral Agent, the Collateral Agent may request an opinion of counsel from the applicable Grantor that after giving effect to the requested release of the Purchase Equipment, the description of Collateral shall continue to be adequate for purposes of Section 9-108(b) of the UCC. No UCC filings may be made by any party with respect to the foregoing without the written consent of the Collateral Agent.

     3.3.  RECEIVABLES.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on the Effective Date and each Credit Date, that as of such date:

               (i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms and (c) is and will be in compliance with all applicable laws, whether federal, state, local or foreign, noncompliance with which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect

               (ii) unless otherwise notified in writing to the Collateral Agent, none of the Account Debtors in respect of any Receivable in excess of $100,000 individually or $1,000,000 in the aggregate is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable in excess of $100,000 individually or $1,000,000 in the aggregate requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained;

               (iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 3.3(c); and

               (iv) each Grantor has delivered to the Collateral Agent a complete and correct copy of each standard form of document under which a Receivable may arise.

          (b) COVENANTS AND AGREEMENTS: Each Grantor hereby covenants and agrees that:

               (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

               (ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments (other than checks received for deposit) and other evidence of Receivables (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

               (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;

               (iv) (A) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral and (B) other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

               (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to notify, or require any Grantor to notify, any

     Account Debtor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Securities Account or Deposit Account maintained under the "control" (within the meaning of Section 9-106 or 9-104 of the UCC, respectively) of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

               (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

          (c) DELIVERY AND CONTROL OF RECEIVABLES. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments (other than checks received for deposit), each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of Article 9 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon reasonable request of the Collateral Agent.

     3.4. INVESTMENT RELATED PROPERTY.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that as of such date:

               (i) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

               (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

               (iii) without limiting the generality of Section 3.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except as may be required by laws generally affecting the offering and sale of Securities in the case of disposition of any Investment Related Property;

               (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

               (v) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor and all of such Pledged Debt (A) has been duly authorized, authenticated or issued, and delivered and (B) is the legal, valid and binding obligation of the issuers thereof and (C) is not in any default which could reasonably be expected to have a Material Adverse Effect on the value of such Pledged Debt and

     (D) constitutes all of the issued and outstanding inter-company Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor;

               (vi) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having "control" within the meanings of Section 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto; and

               (vii) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest and each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

               (i) without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement which shall not be unreasonably withheld or delayed, it shall not vote to enable or take any other action to: (a) other than to the extent to comply with Section 5.15 of the Credit Agreement, amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent's security interest, (b) other than to the extent to comply with
     Section 5.15 of the Credit Agreement, permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of any organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC of any jurisdiction; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

               (ii) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 3.4 as required hereby;

               (iii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate the same from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest. Furthermore, notwithstanding the foregoing, (A) that so long as no Event of Default shall have occurred and be continuing and (B) to the extent that any distributions paid by an issuer of any Pledged LLC Interests or Pledged Partnership Interests to a Grantor and identified by such issuer in a writing delivered to the Collateral Agent on or before the distribution (the "Tax Distribution"), the Lien encumbering such Tax Distribution is automatically released without further action on the part of any party hereto;

               (iv) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

               (v) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect;

               (vi) without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement (which consent shall not be unreasonably withheld or delayed), it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent company; provided that if the surviving or resulting company upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests having 65% of the voting power of all classes of capital stock of such issuer entitled to vote; and

               (vii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee upon the occurrence and during the continuation of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

          (c) DELIVERY AND CONTROL. Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 3.4(c) on or before the Effective Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 3.4(c) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account or a check received for deposit) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor. With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, Except as otherwise provided in Section 5.15(b) of the Credit Agreement, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" without further consent by such Grantor. With respect to any Investment Related Property that is a "Deposit Account," Except as otherwise provided in Section 5.15(b) of the Credit Agreement, it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit C hereto, pursuant to which the Collateral Agent shall have "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Except as otherwise provided in Section 5.15(b) of the Credit Agreement, each Grantor shall have entered into such control agreement or agreements with respect to:
(i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Effective Date, as of or prior to the Effective Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Effective Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts. In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

     (d) VOTING AND DISTRIBUTIONS.

               (i) So long as no Event of Default shall have occurred and be continuing:

     (A) except as otherwise provided in Section 3.4(b)(i) of this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor's consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 3.4(c(i)(A), and no notice of any such voting or consent need be given to the Collateral Agent; and

     (B) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

               (ii) Upon the occurrence and during the continuation of an Event of Default:

     (A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon during any such period have the sole right to exercise such voting and other consensual rights; and

     (B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 5.

     3.5.  MATERIAL CONTRACTS.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that as of such date:

               (i) Schedule 3.5 (as amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

               (ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. Except as disclosed in writing to the Collateral Agent, there exists no default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. Except as consented to by the Collateral Agent in accordance with the Credit Agreement, each Person party to a Material Contract (other than any Grantor) has executed and delivered to the applicable Grantor a consent to the assignment of such Material Contract to the Collateral Agent pursuant to this Agreement; and

               (iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 3.5 (b)(vii) hereof.

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

               (i) (A) in addition to any rights under Section 3.3, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein and (B) in addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;

               (ii) each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

               (iii) each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 3.5(b)(iii)), and an explanation of any actions being taken with respect thereto;

               (iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

               (v) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;

               (vi) it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

               (vii) with respect to any agreement, contract or license to which any Grantor is a party that prevents the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise) (any such agreement, contract or license, a "Non-Assignable Contract"), each Grantor shall, within thirty
     (30) days of the Closing Date with respect to any Non-Assignable Contract in effect on the Closing Date and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to the Collateral Agent and use its commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

         3.6. LETTER OF CREDIT RIGHTS.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that as of such date:

               (i) all letters of credit in excess of $100,000 individually or $1,000,000 in the aggregate to which such Grantor has rights is listed on
     Schedule 3.6 (as amended or supplemented from time to time) hereto; and

               (ii) each Grantor has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall use all reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

         3.7. INTELLECTUAL PROPERTY.

          (a) REPRESENTATIONS AND WARRANTIES. Except as disclosed in Schedule 3.7(H) (as amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that as of such date:

               (i) Schedule 3.7 (as amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Grantor;

               (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property Collateral on
     Schedule 3.7 (as amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property Collateral used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedules 3.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

               (iii) all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect;

               (iv) all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened in writing;

               (v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by any Grantor to any affiliate or third party, except as disclosed in Schedules 3.7(B), (D), (F), or (G)(as each may be amended or supplemented from time to time);

               (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

               (vii) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality;

               (viii) the conduct of such Grantor's business could not reasonably be expected to infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party in any material respect; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) could reasonably be expected to violate the asserted rights of any third party in any material respect;

               (ix) unless otherwise notified in writing to the Collateral Agent, to the best of each Grantor's knowledge, no third party is infringing upon any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

               (x) no settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by Grantor or to which Grantor is bound could reasonably be expected to adversely affect Grantor's rights to own or use any Intellectual Property in any material respect; and

               (xi) each Grantor has not made a previous assignment, sale or transfer, or agreement constituting a present or future assignment sale, transfer, of any Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent or Permitted Liens.

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees as follows:

               (i) it shall not do any act or omit to do any act to cause any of the Intellectual Property which is material to the business of Grantor to lapse, or become abandoned, dedicated to the public, or unenforceable, or which could reasonably be expected to adversely affect the validity, grant, or enforceability of the security interest granted therein in any material respect;

               (ii) it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

               (iii) it shall, within thirty (30) days of the creation or acquisition of any copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

               (iv) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court;

               (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property (except for such works with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedules 3.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

               (vi) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor which is material to its business is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

               (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

               (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent's interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

               (ix) except with the prior consent of the Collateral Agent given in accordance with the Credit Agreement or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Security Agreement and the other Loan Documents;

               (x) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

               (xi) it shall take all steps reasonably necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

               (xii) it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

               (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

     3.8. COMMERCIAL TORT CLAIMS.

          (a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Effective Date and each Credit Date, that as of such date
Schedule 3.8 (as amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $100,000 individually or $1,000,000 in the aggregate; an

          (b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $100,000 individually or $1,000,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Commercial Tort Claims.


SECTION 4.  ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
ADDITIONAL GRANTORS.

     4.1. ACCESS; RIGHT OF INSPECTION. The Collateral Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all times also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Intellectual Property, Inventory or Equipment of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

         4.2.  FURTHER ASSURANCES.

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

               (i) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

               (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

               (iii) at any reasonable time, upon request by the Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

               (iv) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.


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

          (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property."

          (c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 3.7 (as amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

          (d) Each Grantor shall, through the compliance of the covenants contained herein and through any other actions that may be necessary or desirable, continuously maintain from the date made the truthfulness and accuracy of every representation, warranty and certification made herein until the termination of this Agreement by its terms.

     4.3. ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 5.  COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

     5.1. POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the

Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

          (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance (and any claims thereunder) required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

          (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral (including any insurance and any claims thereunder);

          (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral (including any insurance and any claims thereunder) or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral (including any insurance and any claims thereunder);

          (e) to prepare, sign and file any UCC financing statements in the name of such Grantor as debtor;

          (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of Grantor as assignor;

          (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

          (h) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     5.2. NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their or their affiliates' officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 6.  REMEDIES.

     6.1. GENERALLY.

          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may pursue any of the following separately, successively or simultaneously:

               (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

               (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

               (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate;

               (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable; and

               (v) exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any Deposit Account, Commodities Account or Securities Account constituting part of the Collateral.

          (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or, to the extent permitted by law, private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent and the Secured Parties arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

          (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

          (d) If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.

          (e) The Collateral Agent shall have no obligation to marshall any of the Collateral.

     6.2. INVESTMENT RELATED PROPERTY. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     6.3. INTELLECTUAL PROPERTY.

          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

               (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent and the

     Secured Parties as provided in Section 10.3 of the Credit Agreement in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

               (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

               (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Lender or any Lender Counterparty) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

               (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks and Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent's behalf and to be compensated by the Collateral Agent at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

               (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

                           (1) all amounts and proceeds (including checks and
                other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 6.5; and

                           (2) Grantor shall not adjust, settle or compromise
                the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any and all such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Collateral Agent and Permitted Liens.

          (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

     6.4. CASH PROCEEDS. In addition to the rights of the Collateral Agent specified in Section 3.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, "CASH PROCEEDS") shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided in
Section 3.4(b)(iii) or Section 5.15 of the Credit Agreement, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and

(ii) if an Event of Default shall have occurred and be continuing, may, in the reasonable discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

     6.5. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in accordance with the Credit Agreement.

SECTION 7.  COLLATERAL AGENT.

     The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Senior Lenders and the Holdings Term Loan Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), to the extent not prohibited by and subject to the limitations contained in this Agreement or the Credit Agreement, solely in accordance with the instructions of Requisite Lenders; provided, the Collateral Agent shall, after payment in full of all Obligations owed to the Senior Lenders under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements; provided further, the Collateral Agent shall, after payment in full of all Obligations owed to the Senior Lenders under the Credit Agreement and the other Credit Documents and the Lender Counterparts under any Hedge Agreements and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of one or more Holdings Term Loan Lenders having or holding Holdings Term Loan Exposure representing more than 50% of the aggregate Holdings Term Loan Exposure of all Holdings Term Loan Lenders; (Requisite Lenders, such holders, or such Holdings Term Loan Lenders, as applicable, being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section, each Lender Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Lender Counterparty that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Senior Lenders, Holdings Term Loan Lenders and Lender Counterparties in accordance with the terms of this Section. The Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to terms of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 8.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation, expiration or cash collateralization (to the Collateral Agent's sole satisfaction) of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns, for the benefit and on behalf of the Secured Parties. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 9.  STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest, for the benefit and on behalf of the Secured Parties, in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 10.  MISCELLANEOUS.

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       FOCAL COMMUNICATIONS CORPORATION
                                       FOCAL FINANCIAL SERVICES, INC.
                                       FOCAL FIBER LEASING, LLC
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF CALIFORNIA
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF COLORADO
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF CONNECTICUT
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF FLORIDA
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF GEORGIA
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF ILLINOIS
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF MASSACHUSETTS
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF MICHIGAN
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF THE MID-ATLANTIC
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF MINNESOTA
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF MISSOURI
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF NEW JERSEY
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF NEW YORK
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF OHIO
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF PENNSYLVANIA
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF TEXAS
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF VIRGINIA

                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF WASHINGTON
                                       FOCAL COMMUNICATIONS CORPORATION
                                          OF WISCONSIN
                                       FOCAL INTERNATIONAL CORPORATION
                                       FOCAL TELECOMMUNICATIONS CORPORATION
                                       FOCAL EQUIPMENT FINANCE, LLC

                                       By: /s/ Jay Sinder
                                          ----------------------------
                                               Name:  M. Jay Sinder
                                               Title: Treasurer

                                       CITICORP USA, INC.
                                       as the Collateral Agent

                                       By: /s/ James P. Garvin
                                           ----------------------------
                                               Name:  James P. Garvin
                                               Title: Vice President

                                                                   SCHEDULE 3.1
                   TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT



Full Legal Name, Type of Organization and Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:(1)

[FULL LEGAL NAME]          [TYPE OF ORGANIZATION]             [ADDRESS OF CHIEF
                                                              EXECUTIVE OFFICE]

Jurisdiction of Organization of each Grantor:

[FULL LEGAL NAME]          [JURISDICTION OF ORGANIZATION]


Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted Business for the past Five (5) Years:

[FULL LEGAL NAME]          [TRADE-NAME OR FICTITIOUS BUSINESS NAME]


Financing Statements:

[NAME OF GRANTOR]          [FILING JURISDICTION(S)]

----------------
(1) If the principal place of business of any Grantor is located outside of the United States, include the address of the major executive office in the United States, if any, of such Grantor.

                                 SCHEDULE 3.1-1

                                                                   SCHEDULE 3.2
                   TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT


Name of Grantor                             Location of Equipment and Inventory


                                 SCHEDULE 3.2-1

                                                                   SCHEDULE 3.4
                   TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT


                                                     INVESTMENT RELATED PROPERTY

Pledged Stock:

===============  ==============  ==========  ================  ===============  =============  ===============  ===================
                                                                                                                         % OF
                     STOCK         CLASS       CERTIFICATED         STOCK            PAR           NO. OF            OUTSTANDING
    GRANTOR          ISSUER          OF           (Y/N)          CERTIFICATE        VALUE          PLEDGED           STOCK OF THE
                                   STOCK                             NO.                            STOCK            STOCK ISSUER
===============  ==============  ==========  ================  ===============  =============  ===============  ===================
===============  ==============  ==========  ================  ===============  =============  ===============  ===================

Pledged LLC Interests:

====================  ====================  =====================  ==================  ==================== ===================
                                                                                                                   % OF
                                                                                                                OUTSTANDING
                            LIMITED             CERTIFICATED        CERTIFICATE NO.       NO. OF PLEDGED       LLC INTERESTS
      GRANTOR              LIABILITY                (Y/N)               (IF ANY)              UNITS           OF THE LIMITED
                            COMPANY                                                                              LIABILITY
                                                                                                                  COMPANY
====================  ====================  =====================  ==================  ==================== ===================
====================  ====================  =====================  ==================  ==================== ===================

Pledged Partnership Interests:

===================  ==================== ====================  ===================  =======================  ======================
                                                TYPE OF                                                                % OF
                                              PARTNERSHIP                                                          OUTSTANDING
      GRANTOR            PARTNERSHIP        INTERESTS (E.G.,       CERTIFICATED          CERTIFICATE NO.           PARTNERSHIP
                                               GENERAL OR              (Y/N)                (IF ANY)             INTERESTS OF THE
                                                LIMITED)                                                           PARTNERSHIP
===================  ==================== ====================  ===================  =======================  ======================
===================  ==================== ====================  ===================  =======================  ======================


                                                 SCHEDULE 3.4-1

Pledged Trust Interests:

====================  ===================  ===============  ==================== ======================  ==========================
                                              CLASS OF                                                        % OF OUTSTANDING
      GRANTOR                TRUST              TRUST           CERTIFICATED        CERTIFICATE NO.        TRUST INTERESTS OF THE
                                              INTERESTS            (Y/N)                (IF ANY)                   TRUST
====================  ===================  ===============  ==================== ======================  ==========================
====================  ===================  ===============  ==================== ======================  ==========================

Pledged Debt:

==================== ===================  ========================= ======================  ================= ====================
      GRANTOR              ISSUER            ORIGINAL PRINCIPAL          OUTSTANDING           ISSUE DATE        MATURITY DATE
                                                   AMOUNT             PRINCIPAL BALANCE
==================== ===================  ========================= ======================  ================= ====================
==================== ===================  ========================= ======================  ================= ====================

Securities Account:

========================= ========================  ====================================== ====================================
         GRANTOR            SHARE OF SECURITIES                 ACCOUNT NUMBER                         ACCOUNT NAME
                                INTERMEDIARY
========================= ========================  ====================================== ====================================
========================= ========================  ====================================== ====================================

Commodities Accounts:

========================= ========================  ====================================== ====================================
                                  NAME OF
         GRANTOR                COMMODITIES                     ACCOUNT NUMBER                         ACCOUNT NAME
                                INTERMEDIARY
========================= ========================  ====================================== ====================================
========================= ========================  ====================================== ====================================

Deposit Accounts:

========================= ========================  ====================================== ====================================
         GRANTOR             NAME OF DEPOSITARY                 ACCOUNT NUMBER                         ACCOUNT NAME
                                    BANK
========================= ========================  ====================================== ====================================
========================= ========================  ====================================== ====================================

                                                 SCHEDULE 3.4-2

                                                                   SCHEDULE 3.5
                   TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT


Name of Grantor                                Description of Material Contract


                                                 SCHEDULE 3.5-1

                                                                   SCHEDULE 3.6
                   TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT



Name of Grantor                                Description of Letters of Credit




                                                 SCHEDULE 3.6-1

                                                                 SCHEDULE 3.7.
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT


                            INTELLECTUAL PROPERTY

Copyrights

Copyright Licenses

Patents

Patent Licenses

Trademarks

Trademark Licenses

Trade Secret Licenses

Intellectual Property Matters


                                                 SCHEDULE 3.7-1

                                                                  SCHEDULE 3.8
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT



NAME OF GRANTOR                                         COMMERCIAL TORT CLAIMS



                                                 SCHEDULE 3.8-1

                                                                     EXHIBIT A
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT


                               PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [MM/DD/YY], is delivered pursuant to the Amended and Restated Master Pledge and Security Agreement, dated as of October 26, 2001 (as it may be from time to time amended, restated, modified or supplemented, the "SECURITY AGREEMENT"), among Focal Financial Services, Inc., the other Grantors named therein, and Citicorp USA, Inc., as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].

                                                   [NAME OF GRANTOR]

                                                   By:________________________
Name:
                                                   Title:


                              EXHIBIT A-1

                                                    SUPPLEMENT TO SCHEDULE 3.1
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:

Full Legal Name, Type of Organization and Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor(2):

Jurisdiction of Organization of each Grantor:

Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past Five (5) years:

Financing Statements:


------------------
(2) If the principal place of business of any Grantor is located outside of the United States, include the address of the major executive office in the United States, if any, of such Grantor.


                                   EXHIBIT A-2

                                                    SUPPLEMENT TO SCHEDULE 3.2
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                           Location of Equipment and Inventory


                                   EXHIBIT A-3

                                                    SUPPLEMENT TO SCHEDULE 3.4
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:

Pledged Stock:



Pledged Partnership Interests:



Pledged LLC Interests:



Pledged Trust Interests:



Pledged Debt:



Securities Account:



Commodities Accounts:



Deposit Accounts:




                                   EXHIBIT A-4

                                                    SUPPLEMENT TO SCHEDULE 3.5
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                              Description of Material Contract




                                   EXHIBIT A-5

                                                    SUPPLEMENT TO SCHEDULE 3.6
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:


Name of Grantor                               Description of Letters of Credit





                                   EXHIBIT A-6

                                                    SUPPLEMENT TO SCHEDULE 3.7
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:

Copyrights

Copyright Licenses

Patents

Patent Licenses

Trademarks

Trademark Licenses

Trade Secret Licenses

Intellectual Property Matters



                                   EXHIBIT A-7

                                                    SUPPLEMENT TO SCHEDULE 3.8
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT

Additional Information:


NAME OF GRANTOR                                        COMMERCIAL TORT CLAIMS



                                   EXHIBIT A-8

                                                                     EXHIBIT B
                         TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT


                   UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of _________, 2001 among ________________ (the "PLEDGOR"), __________, as collateral agent for the Secured Parties, (the "COLLATERAL AGENT") and ____________, a ______________ corporation (the "ISSUER"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated [as of the date hereof], among the Pledgor, the other Grantors party thereto and the Collateral Agent (the "SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of [NEW YORK].

  REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "PLEDGED SHARES") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

  INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Agent:

It has not entered into, and until the termination of the this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.


                                   EXHIBIT B-1

  CHOICE OF LAW. This Agreement shall be governed by the laws of the State of [NEW YORK].

  CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

  VOTING RIGHTS. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

  SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

  INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

  NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:                   [INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:          [INSERT ADDRESS]
Attention:
Telecopier:

Issuer:           [INSERT ADDRESS]
Attention:
Telecopier:


                                   EXHIBIT B-2

Any party may change its address for notices in the manner set forth above.

  TERMINATION. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent's security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.


                                   EXHIBIT B-3

  COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR]


By:
   ----------------------------------
Name:
Title:



[NAME OF COLLATERAL AGENT],
  as Collateral Agent

By:                                  Name:
   ----------------------------------
Title:



[NAME OF ISSUER]


By:
   ----------------------------------
Name:
Title:



                                   EXHIBIT B-4

                                                                     EXHIBIT C
                  TO AMENDED AND RESTATED MASTER PLEDGE AND SECURITY AGREEMENT




                              FOR DEPOSIT ACCOUNTS

                  AND/OR SECURITIES ACCOUNTS CONTROL AGREEMENT

This Collateral Account Control Agreement dated as of __________, 200[ ] among ________________ (the "Debtor"), ______________________, (the "Secured Party")
and ____________ in its capacity as a "securities intermediary" (as defined in Section 8-102 of the UCC and a "bank" as defined in Section 9-102 of the UCC (in such capacities, the "Financial Institution"). Capitalized terms used but not defined herein shall have the meaning assigned in the _______ Agreement dated as of __________________ between the Debtor and the Secured Party (the "Amended and Restated Master Pledge and Security Agreement"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of [NEW YORK].

SECTION 1. ESTABLISHMENT OF COLLATERAL ACCOUNTS. The Financial Institution hereby confirms and agrees that:

         (a)  The Financial Institution has established the following accounts:

                  i) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account");

                  ii) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[IDENTIFY NAME OF ACCOUNT HOLDER]" (the "_____ Account"); and

                  iii) the "[IDENTIFY EXACT TITLE OF ACCOUNT]" with account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" in the name of "[identify name of account holder]" (the "_____ Account").

         Each such account and any successor account, being referred to herein individually as a "Pledged Account" and collectively as the "Pledged Accounts." The Financial Institution shall not change the name or account number of any Pledged Account without the prior written consent of the Secured Party;

          (b) Each of the Pledged Accounts are either a Securities Account (as defined in Section 8-501 of the UCC) or a "Deposit Account" as defined in
Section 9-102(a)(29) of the UCC).  The Financial Intermediary


                                   EXHIBIT C-1
acknowledges and agrees that the ____ Account[s] are intended to be deposit accounts and the _________ Account[s] are intended to be securities accounts.

         (c) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Financial Institution or in blank;

         (d) All property delivered to the Financial Institution pursuant to [the Security Agreement] will be promptly credited to one of the Pledged Accounts.

SECTION 2. "FINANCIAL ASSETS" ELECTION. The Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Pledged Account that is a Securities Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC.

SECTION 3. CONTROL OF THE PLEDGED ACCOUNTS. If at any time the Financial Institution shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to a Pledged Account or any instruction originated by the Secured Party directing the disposition of funds in a Pledged Account, the Financial Institution shall comply with such entitlement order or instruction without further consent by the Debtor or any other person.

SECTION 4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Pledged Account or any security entitlement or cash credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party. The financial assets, money and other items credited to either Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the respective Account and (ii) the face amount of any checks which have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds).

SECTION 5. CHOICE OF LAW. This Agreement shall each be governed by the laws of the State of [NEW YORK]. Regardless of any provision in any other agreement, for purposes of the UCC, [NEW YORK] shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of the UCC and Section 8-110 of the UCC). [The Pledged Accounts shall be governed by the law of the State of [NEW YORK].]


                                   EXHIBIT C-2

SECTION 6.  CONFLICT WITH OTHER AGREEMENTS.

         (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

         (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

         (c) The Financial Institution hereby confirms and agrees that:

                  i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Account [EXCEPT FOR [IDENTIFY OTHER AGREEMENTS] (THE "ACCOUNT AGREEMENTS")];

                  ii) It has not entered into, and until the termination of the this agreement will not enter into, any agreement with any other person relating the Pledged Accounts and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person;

                  and

                  iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

SECTION 7. ADVERSE CLAIMS. Except for the claims and interest of the Secured Party and of the Debtor in the Pledged Accounts, the Financial Institution does not know of any lien on or claim to, or interest in, the Pledged Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Accounts or in any financial asset carried therein, the Financial Institution will promptly notify the Secured Party and the Debtor thereof.

[THE FOLLOWING SECTIONS 8 THROUGH 14 ARE OPTIONAL AND MAY BE DELETED OR
MODIFIED].

SECTION 8. MAINTENANCE OF ACCOUNTS. In addition to, and not in lieu of, the obligation of the Financial Institution to honor entitlement orders and instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Securities Account and the Deposit Account as follows:

         (a) NOTICE OF SOLE CONTROL. If at any time the Secured Party delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Pledged Accounts solely from the Secured Party.


                                   EXHIBIT C-3

         (b) STATEMENTS AND CONFIRMATIONS. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning (i) the Securities Account and/or any financial assets credited thereto and (ii) the Deposit Account, simultaneously to each of the Debtor and the Secured Party at the address for each set forth in Section 12 of this Agreement.

         (c) TAX REPORTING. All items of income, gain, expense and loss recognized in the Securities Account and all interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

         (d) VOTING RIGHTS. Until such time as the Financial Institution receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Financial Institution with respect to the voting of any financial assets credited to the Pledged Accounts.

         (e) PERMITTED INVESTMENTS. Until such time as the Financial Institution receives a Notice of Sole Control signed by the Secured Party, the Debtor shall direct the Financial Institution with respect to the selection of investments to be made for any Pledged Account that is a securities account; provided, however, that the Financial Institution shall not honor any instruction to purchase any investments other than investments of a type describe on Exhibit B hereto.

SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:

         (a) The Pledged Accounts have each been established as set forth in
Section 1 and such Accounts will be maintained in the manner set forth herein until termination of this Agreement; and

         (b) This Collateral Account Control Agreement is the valid and legally binding obligations of the Financial Institution.

SECTION 10. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Secured Party hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this agreement.

SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives


                                   EXHIBIT C-4
who obtain such rights solely by operation of law. The Secured Party may assign its rightshereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

SECTION 12. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:

Secured Party:

Financial Institution:




Any party may change his address for notices in the manner set forth above.

SECTION 13. TERMINATION. The obligations of the Financial Institution to the Secured Party pursuant to this Control Agreement shall continue in effect until the security interests of the Secured Party in each of the Pledged Accounts have been terminated pursuant to the terms of [THE SECURITY AGREEMENT] and the Secured Party has notified the Financial Institution of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Secured Party's security interest in the Pledged Accounts pursuant to the terms of [THE SECURITY AGREEMENT]. The termination of this Control Agreement shall not terminate the Pledged Accounts or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Pledged Accounts.

SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                       [NAME OF DEBTOR]



                                  EXHIBIT C-5

                          By:
                               ------------------------------------------
                                 Name:
                                 Title:



                          [NAME OF SECURED PARTY]


                          By:
                               ------------------------------------------
                                 Name:
                                 Title:



                          [NAME OF INSTITUTION SERVING
                            AS FINANCIAL INSTITUTION]


                          By:
                               ------------------------------------------
                                 Name:
                                 Title:


                                   EXHIBIT C-6

                                                                      EXHIBIT A

                          [Letterhead of Secured Party]

[Date]


[Name and Address of Financial Institution]



Attention: __________________

                           Re: NOTICE OF SOLE CONTROL

         Ladies and Gentlemen:

         As referenced in the Collateral Account Control Agreement, dated _______, 200_, among [insert name of the Debtor], you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over each of the Pledged Accounts and all financial assets or funds credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders or instructions with respect to the Pledged Accounts or the financial assets or funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

         You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of the Debtor].

                                             Very truly yours,


                                           [Name of Secured Party]



                            By:
                               ------------------------------------------
                                 Name:
                                 Title:


cc:  [Name of Debtor]


                                            EXHIBIT C-A-1

                                                                     EXHIBIT B

                              PERMITTED INVESTMENTS





                                            EXHIBIT C-B-1

                                                                    EXHIBIT C

                          [Letterhead of Secured Party]

[Date]


[Name and Address of Financial Institution]

Attention:
            -------------


                                       Re:   Termination of Collateral Account
                                             Control Agreement

         You are hereby notified that the Collateral Account Control Agreement between you, [THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) ______ from [THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE DEBTOR] pursuant to any other agreement.

         You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Debtor].


                                                 Very truly yours,


                                                 [Name of Secured Party]



                                       By:
                                           -----------------------------------
                                            Name:
                                            Title:


                                            EXHIBIT C-C-1

                                                                     EXHIBIT D

                                   [Letterhead of special counsel]
                                                             _________ __, 2001

Citicorp USA, Inc.,
as Collateral Agent

[ADDRESS]

                      RE: FOCAL COMMUNICATIONS CORPORATION

Ladies and Gentlemen:

                  We have acted as special counsel to Focal Communications Corporation, each entity identified on Schedule I hereto (the "Delaware Grantors") and each entity identified on Schedule II hereto (the "Virginia Grantors"), each of the type and organized in the state set forth opposite such entity's name (each of the Virginia Grantors and the Delaware Grantors, a "Grantor"), in connection with the preparation, execution and delivery of the Amended and Restated Master Pledge and Security Agreement, dated _________ __, 2001 (the "Security Agreement"), between each Grantor and Citicorp USA, Inc., as Collateral Agent (the "Collateral Agent"). This opinion is being delivered pursuant to Section ___ of the Security Agreement.

                  In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of each Grantor and such Grantor's officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                  In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

         (a) the Security Agreement;

         (b) an unfiled copy of each financing statement for each respective Delaware Grantor naming such Delaware Grantor as debtor and "Citicorp USA, Inc., as Collateral Agent", as secured party, which we understand will be filed within ten (10) days of the transfer of the security interest in the office of the Secretary of State of the State of Delaware (such filing office, the "Delaware Filing Office" and each such financing statement, the "Delaware Financing Statement");

         (c) an unfiled copy of each financing statement for each respective Virginia Grantor naming such Virginia Grantor as debtor, and "Citicorp USA, Inc., as Collateral Agent" as secured party, which we understand will be filed within ten (10) days of the transfer of the security interest in the office of the State Corporation Commission of the Commonwealth of Virginia (such filing office, the "Virginia Filing Office" and each such financing statement, the "Virginia Financing Statement");

         (d) a copy of the charter documents of each respective Delaware Grantor as set forth on Schedule III.A hereto and dated as indicated, from the Secretary of State of the State of Delaware, as applicable, as each Delaware Grantor's existence in such state (the "Delaware Secretary of State Certificate");

         (e) a copy of the charter documents of each respective Virginia Grantor as set forth on Schedule III.B hereto and dated as indicated, from the Secretary of State of the State of Virginia, as applicable, as each Virginia Grantor's existence in such state (the "Virginia Secretary of State Certificate")

         (f) the account agreements dated ______ between each Grantor and the Financial Institution identified on Schedule IV hereto pursuant to which each Account was established (the "Account Agreements");

         (g) the account control agreements dated as of ______, among each Grantor, the Secured Party and the Financial Institutions identified on Schedule IV hereto (the "Control Agreement");

         (h) the letter dated ________ __, 2001 and signed by each Grantor authorizing the filing of the Virginia Financing Statements and the Delaware Financing Statements (the "Authorization Letter");

         (i) the certificates identified on Schedule V hereto; and

         (j) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Security Agreement. As used herein:

                  (i) "UCC" means (a) the New York UCC, (b) the Delaware UCC and
(c) the Virginia UCC (in each case as such term is defined below), as applicable; (ii) "UCC Collateral" means that portion of the following collateral to the extent such collateral is of a type subject to Article 9 of the UCC: (a) the Collateral (as such term is defined in the Security Agreement), (b) the Pledged Accounts (as such term is defined in (vi) below) and (c) the Possessory Certificates (as such term is defined in (viii) below); (iii) "New York UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York (without regard to laws referenced in Section 9-201 thereof); (iv) "Delaware UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware (without regard to laws referenced in Section 9-201 thereof); (v) "Virginia UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Virginia (without regard to laws referenced in Section 9-201 thereof); (vi) "Pledged Account" means each account identified on Schedule IV hereto; (vii) "Financial Institution" means with respect to each Pledged Account, the financial institution identified on
Schedule IV hereto with respect to such Pledged Account; and (viii) "Possessory Certificates" means the certificates identified on Schedule V hereto.

                  We express no opinion with respect to any laws other than the UCC and, for purposes of opinion paragraph 8, the Delaware General Corporation Law and, for purposes of opinion paragraph 9, the Stock Corporation Act of the State of Virginia.

                  We have this date delivered to you our opinion with respect to the enforceability of the Security Agreement, the Control Agreement(s) and certain other transaction agreements. We call to your attention that the opinions set forth herein with respect to the security interest of the Collateral Agent are subject to the qualifications contained in such other opinion.

                  Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

Section 1. Under the New York UCC, the provisions of the Security Agreement are effective to create a valid security interest in each Grantor's rights in the UCC Collateral (including the Pledged Accounts and Possessory Certificates) in favor of the Collateral Agent to secure the prompt and complete payment or performance in full when due of all Secured Obligations (as defined in the Security Agreement) with respect to any Grantor.

Section 2. The provisions of the Authorization Letter are sufficient to constitute authorization by each Grantor of the filing of the Financing Statements for purposes of Section 9-509 of the Delaware UCC and the Virginia UCC.

Section 3. Each Delaware Financing Statement includes not only all of the types of information required by Section 9-502(a) of the Delaware UCC, but also the types of information without which the Delaware Filing Office may refuse to accept the Delaware Financing Statements pursuant to Section 9-516 of the Delaware UCC.

Section 4. Each Virginia Financing Statement includes not only all of the types of information required by Section 9-502(a) of the Virginia UCC but also the types of information without which the Virginia Filing Office may refuse to accept the Virginia Financing Statements pursuant to Section 9-516 of the Virginia UCC.

Section 5. Assuming that the Collateral Agent has no notice of any adverse claims with respect to the Possessory Certificates and that such certificates are indorsed in blank or by an effective indorsement to the Collateral Agent, the Collateral Agent will acquire such Possessory Certificates (and the shares represented thereby) free of any adverse claims under Section 8-303 of the New York UCC upon the later of the attachment of the security interest and the delivery of such Possessory Certificates to the Collateral Agent. As used herein, "notice of adverse claim" has the meaning set forth in Section 8-105 of the UCC and includes, without limitation, any adverse claim that the Collateral Agent would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

Section 6. Under the Delaware UCC, the security interest of the Collateral Agent will be perfected in the rights of each of the Delaware Grantors in the UCC Collateral owned by such Delaware Grantor upon the later of the attachment of the security interest and the filing of each Delaware Financing Statement in the Delaware Filing Office; provided, however, we express no opinion with respect to
(i) money, (ii) deposit accounts, (iii) letter of credit rights (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut [IDENTIFY ANY OTHER DELAWARE LOCAL FILING COLLATERAL], (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Delaware UCC, or (vii) any goods subject to a negotiable document of title.

Section 7. Under the Virginia UCC, the security interest of the Collateral Agent will be perfected in the rights of each of the Virginia Grantors in the UCC Collateral owned by such Virginia Grantor upon the later of the attachment of the security interest and the filing of each Virginia Financing Statement in the Virginia Filing Office; provided, however, we express no opinion with respect to
(i) money, (ii) deposit accounts, (iii) letter of credit rights (iv) goods covered by a certificate of title statute, (v) as-extracted collateral, timber to be cut [IDENTIFY ANY OTHER VIRGINIA LOCAL FILING COLLATERAL], (vi) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the Virginia UCC, or (vii) any goods subject to a negotiable document of title.

Section 8. You have asked whether each Delaware Grantor is a "registered organization" as defined in the Delaware UCC. Pursuant to Section 101(a) of the Delaware General Corporation Law, the Secretary of State of the State of Delaware, is required to maintain a public record showing corporations to have been organized. Based on our review of each Delaware Secretary of State Certificate, we are of the opinion that under the Delaware UCC and the Delaware General Corporation Law, each Delaware Grantor is a "registered organization."

Section 9. You have asked whether each Virginia Grantor is a "registered organization" as defined in the Virginia UCC. Pursuant to Section [___] of the Stock Corporation Act of the State of Virginia, the Secretary of State of the State of Virginia, is required to maintain a public record showing corporations to have been organized. Based on our review of each Virginia Secretary of State Certificate, we are of the opinion that under the Virginia UCC and the Stock Corporation Act of the State of Virginia, each Virginia Grantor is a "registered organization."

Section 10. Under the New York UCC, the provisions of the Control Agreement are effective to perfect the security interest of the Collateral Agent in each Grantor's rights in the Pledged Account. [MODIFY IF MORE THAN ONE PLEDGED ACCOUNT]

                  Our opinions are subject to the following qualifications:


         (a) We have assumed that each Grantor owns, or with respect to after-acquired property will own, the UCC Collateral, and we express no opinion as to the nature or extent of each Grantor's rights in any of the UCC Collateral and we note that with respect to any after-acquired property, the security interest will not attach until each Grantor acquires ownership thereof.

         (b) Our opinion with respect to proceeds is subject to the limitations set forth in Section 9-315 of the UCC and, in addition, we call to your attention that in the case of certain types of proceeds, other parties such as holders in due course, protected purchasers of securities, persons who obtain control over securities entitlements and buyers in the ordinary course of business may acquire a superior interest or may take their interest free of the security interest of a Collateral Agent.

         (c)  We express no opinion with respect to commercial tort claims.

         (d) We express no opinion with respect to any goods which are accessions to, or commingled or processed with, other goods to the extent that the security interest is limited by Section 9-335 or 9-336 of the UCC.

         (e) We note that we have delivered to you our opinion with respect to the Grantor's status as a "registered organization." Except to the extent that this determination is an element of your choice of law analysis, we express no opinion with respect to the choice of law governing perfection, the effect of perfection and non-perfection or priority of the security interest.

         (f) We express no opinion with respect to the nature or extent of the securities intermediary's rights in, or title to, the securities or other financial assets underlying any "security entitlement" now or hereafter credited to a securities account. Furthermore, we express no opinion with respect to any property or assets now or hereafter credited to a securities account that is not a "financial asset" and we express no opinion whether or to what extent any particular item of property credited to such securities account is a "financial asset". We note that to the extent the securities intermediary maintains any financial asset in a "clearing corporation" (as defined in Section 8-102(5) of the UCC), pursuant to Section 8-111 of the UCC, the rules of such clearing corporation may affect the rights of the securities intermediary.

         (g) We have assumed that the Control Agreement is the legal, valid, binding and enforceable obligation of each of the parties thereto other than each Grantor.

         (h) We have assumed that each Pledged Account is either a "deposit account" or a "securities account"(each as defined in the UCC).

         (i) We call to your attention that pursuant to Section 9-340 of the UCC, a bank with which a deposit account is maintained may continue to exercise any right of recoupment or set-off against a Collateral Agent that holds a security interest in the deposit account.

         (j) For purposes of our opinion paragraph 8, we have assumed that each Delaware Grantor is not organized under the laws of any jurisdiction other than the State of Delaware and that the internal affairs of the Delaware Grantor are not otherwise subject to the laws of any jurisdiction other than Delaware. We call to your attention that to the extent that the internal affairs of the Delaware Grantor are subject to regulation under the laws of another State, the State of Delaware may recognize such authority. SEE, E.G., MCDERMOTT INC. V. LEWIS, 531 A.2d 206 (Del. 1987). Further, we have assumed that each Delaware Grantor has not and will not file (A) any certificates of transfer or continuance pursuant to Delaware General Corporation Law Section 390 (a), (B) any certificates of domestication pursuant to Delaware General Corporation Law
Section 388(b)(1), or (C) any similar certificates in any jurisdiction other than the State of Delaware.

         (k) For purposes of our opinion paragraph 9, we have assumed that each Virginia Grantor is not organized under the laws of any jurisdiction other than the State of Virginia and that the internal affairs of the Virginia Grantor are not otherwise subject to the laws of any jurisdiction other than Virginia. [THIS QUALIFICATION MAY BE MODIFIED AS REQUIRED TO ADDRESS APPLICABLE VIRGINIA LAW]

         (l) We express no opinion regarding any security interest in any copyrights, patents, trademarks, service marks or other intellectual property, the proceeds thereof or money due with respect to the lease, license or use thereof except to the extent Article 9 of the UCC may be applicable to the foregoing and, without limiting the generality of the foregoing, we express no opinion as to the effect of any federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein.

         (m) We express no opinion regarding any security interest in any of the UCC Collateral consisting of claims against any government or governmental agency (including without limitation the United States of America or any state thereof or any agency or department of the United States of America or any state thereof).

         (n) We express no opinion with respect to the perfection of the security interest of the Collateral Agent in the Landlord's Escrow Account except to the extent that the Grantor's rights therein constitute a "general intangible."

                  This opinion is being furnished only to you in connection with the Security Agreement and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent.


                                       Very truly yours,

                                                                   SCHEDULE I

                                DELAWARE GRANTORS

             Name of Grantor                          Type of Entity                    Jurisdiction of Organization
             ---------------                          --------------                    ----------------------------



                                      S-1-1

                                                                    SCHEDULE II

                                VIRGINIA GRANTORS

             Name of Grantor                          Type of Entity                    Jurisdiction of Organization
             ---------------                          --------------                    ----------------------------


                                      S-2-1

                                                                 SCHEDULE III

A.  DELAWARE GRANTORS

                                            Charter                        Date of
          Grantor Name                      Document                   Charter Document                 Jurisdiction
---------------------------------  --------------------------  --------------------------------   ------------------------










B. VIRGINIA GRANTORS

                                            Charter                        Date of
          Grantor Name                      Document                   Charter Document                 Jurisdiction
---------------------------------  --------------------------  --------------------------------   ------------------------



                                      S-4-1

                                                                    SCHEDULE IV


       Exact Name                 Account          Financial Institution        Date of Account         Date of Control
       on Account                 Number             Maintaining Account           Agreement               Agreement
-------------------------    -----------------    ------------------------    --------------------    --------------------




                                      S-5-1

                                                                    SCHEDULE V

                              PLEDGED CERTIFICATES

            Issuer                    Certificate Number          Number of Shares Units         Registered Owner of Certificates
-------------------------------     ---------------------     ------------------------------     --------------------------------


                                      S-5-2